Exhibit B-2

                          NONUTILITY SERVICE AGREEMENT

     This Service Agreement (the "Service Agreement"), amended and restated effective as of ___________ 2004, is by and among Cinergy Corp. ("Cinergy"), Cinergy Services, Inc., a service company subsidiary of Cinergy (the "Service Company"), and the other companies listed on the signature pages hereto (each such other company, together with Cinergy Corp., a "Client Company", and collectively, the "Client Companies").


                                   WITNESSETH

     WHEREAS, the Securities and Exchange Commission (the "SEC") has approved and authorized as meeting the requirements of Section 13(b) of the Public Utility Holding Company Act of 1935, as amended (the "Act"), the organization and conduct of the business of the Service Company in accordance herewith, as a subsidiary service company of Cinergy; and

     WHEREAS, the Service Company and the then-existing Client Companies executed the original version of the Service Agreement on October 20, 1995, retroactive to October 25, 1994, pursuant to which the Service Company agrees to provide and the Client Companies agree to accept and pay for various services as provided herein determined in accordance with applicable rules and regulations under the Act, which require the Service Company to fairly and equitably allocate costs among all associate companies to which it renders services, including the Client Companies and other associate companies which are not a party to this Service Agreement; and

     WHEREAS, the SEC issued an order under the Act on February 7, 1997, in File No. 70-8933 (Release No. 35-26662) authorizing, among other things, an amendment to this Service Agreement solely for the purpose of replacing Appendix A thereto as then in effect with the superseding version thereof annexed hereto (which superseding version provides, among other things, for a broader range of services to be made available from the Service Company to the Client Companies), and following issuance of such order, the Service Company and the Client Companies executed a corresponding amendment and restatement of the Service Agreement;

     WHEREAS, the parties hereto desire to further amend and restate the Service Agreement such that, subject to receipt of all applicable regulatory approvals, all accounts and records of the Service Company shall continue to be kept in accordance with the General Rules and Regulations promulgated by the SEC pursuant to the Act, except that the Service Company shall be entitled to utilize the chart of accounts prescribed by the Uniform System of Accounts of the Federal Energy Regulatory Commission; and

     WHEREAS, except as provided in the preceding clause, the parties do not propose to make any other changes to the Service Agreement, which agreement remains in full force and effect as amended and restated hereby.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties to this Service Agreement covenant and agree as follows:

                              ARTICLE I - SERVICES

     Section 1.1 The Service Company shall furnish to a Client Company, as requested by a Client Company, upon the terms and conditions hereinafter set forth, such of the services described in Appendix A hereto, at such times, for such periods and in such manner as the Client Company may from time to time request and which the Service Company concludes it is equipped to perform. The Service Company shall also provide a Client Company with such special services, in addition to those services described in Appendix A hereto, as may be requested by a Client Company and which the Service Company concludes it is equipped to perform. In supplying such services, the Service Company may arrange, where it deems appropriate, for the services of such experts, consultants, advisers and other persons with necessary qualifications as are required for or pertinent to the rendition of such services.

     Section 1.2 Each Client Company shall take from the Service Company such of the services described in Section 1.1, and such additional general or special services, whether or not now contemplated, as are requested from time to time by such Client Company and which the Service Company concludes it is equipped to perform.

     Section 1.3 The services described herein shall be directly assigned, distributed or allocated by activity, project, program, work order or other appropriate basis. A Client Company shall have the right from time to time to amend, alter or rescind any activity, project, program or work order provided that (i) any such amendment or alteration which results in a material change in the scope of the services to be performed or equipment to be provided is agreed to by the Service Company, (ii) the cost for the services covered by the activity, project, program or work order shall include any expense incurred by the Service Company as a direct result of such amendment, alteration or rescission of the activity, project, program or work order, and (iii) no amendment, alteration or rescission of an activity, project, program or work order shall release a Client Company from liability for all costs already incurred by or contracted for by the Service Company pursuant to the activity, project, program or work order, regardless of whether the services associated with such costs have been completed.

                            ARTICLE II - COMPENSATION

     Section 2.1. As compensation for the services to be rendered hereunder, each Client Company (other than companies exempted in whole or in part from the standards established by Section 13(b) of the Act pursuant to SEC Rule 83 or otherwise ("Cinergy Foreign Associate Companies")) shall pay to the Service Company the cost of such services, determined in accordance with Rule 90 and other applicable rules and regulations under the Act, and each Cinergy Foreign Associate Company shall pay to the Service Company the fair market value of such services, but in any event no less than the cost of such services. Where more than one Client Company is involved in or has received benefits from a service performed, costs will be directly assigned, distributed or allocated, as set forth in Appendix A hereto, between or among such companies on a basis reasonably related to the service performed to the extent reasonably practicable.

     Section 2.2. The method of assignment, distribution or allocation of costs described in Appendix A shall be subject to review annually, or more frequently if appropriate. Such method of assignment, distribution or allocation of costs may be modified or changed by the Service Company without the necessity of an amendment to this Service Agreement provided that in each instance, costs of all services rendered hereunder shall be fairly and equitably assigned, distributed or allocated, all in accordance with the requirements of the Act and any orders promulgated thereunder. The Service Company shall advise the Client Companies from time to time of any material changes in such method of assignment, distribution or allocation.

     Section 2.3. The Service Company shall render a monthly statement to each Client Company which shall reflect the billing information necessary to identify the costs charged for that month. By the twentieth (20th) day of each month, each Client Company shall remit to the Service Company all charges billed to it.

     Section 2.4. It is the intent of this Service Agreement that the payment for services rendered by the Service Company to the Client Companies under this Service Agreement shall cover all the costs of its doing business (less the cost of services provided to affiliated companies not a party to this Service Agreement and to other non-affiliated companies, and credits for miscellaneous income items), including, but not limited to, salaries and wages, office supplies and expenses, outside services employed, property insurance, injuries and damages, employee pensions and benefits, miscellaneous general expenses, rents, maintenance of structures and equipment, depreciation and amortization, profit and compensation for use of capital as permitted by Rule 91 of the SEC under the Act.

                               ARTICLE III - TERM
     Section 3.1. This Service Agreement shall become effective as of the 25th day of October, 1994, and shall continue in force with respect to a Client Company until terminated by the Service Company with respect to such Client Company or until terminated by unanimous agreement of all Client Companies, in each case upon not less than one year's prior written notice to all other parties. This Service Agreement shall also be subject to termination or modification at any time, without notice, if and to the extent performance under this Service Agreement may conflict with the Act or with any rule, regulation or order of the SEC adopted before or after the date of this Service Agreement.


                           ARTICLE IV - MISCELLANEOUS

     Section 4.1. All accounts and records of the Service Company shall be kept in accordance with the General Rules and Regulations promulgated by the SEC pursuant to the Act, in particular, the Uniform System of Accounts for Mutual Service Companies and Subsidiary Service Companies, except that the Service Company shall be entitled to utilize the chart of accounts prescribed by the Uniform System of Accounts of the Federal Energy Regulatory Commission.

     Section 4.2. New direct or indirect non-utility subsidiaries of Cinergy Corp., which may come into existence after the effective date of this Service Agreement, may become additional Client Companies (collectively, the "New Client Companies") subject to this Service Agreement. In addition, the parties hereto shall make such changes in the scope and character of the services to be rendered and the method of assigning, distributing or allocating costs of such services among the Client Companies and the New Client Companies under this Service Agreement as may become necessary.

     Section 4.3. The Service Company shall permit a Client Company's access to its accounts and records, including the basis and computation of allocations.

     IN WITNESS WHEREOF, the parties hereto have caused this amended and restated Service Agreement to be executed as of the date and year first above written.

                                    BSPE, L.P.
                                    (By: BSPE General, LLC its general partner)

                                    By:  _______________________
                                        Authorized Representative

                                    BSPE GENERAL, LLC

                                    By________________________
                                        Authorized Representative

                                    BSPE HOLDINGS, LLC

                                    By:_______________________
                                        Authorized Representative

                                    BSPE LIMITED, LLC

                                    By: ________________________
                                        Authorized Representative

                                    BROWNSVILLE POWER I, LLC

                                    By:  ________________________
                                        Treasurer

                                    CADENCE NETWORK, INC.

                                    By__________________________
                                        President, CEO and Treasurer

                                    CALEDONIA POWER I, LLC

                                    By_____________________________
                                        Treasurer

                                    CINCAP IV, LLC

                                    By____________________________
                                        Treasurer

                                    CINCAP V, LLC

                                    By___________________________
                                        Treasurer

                                    CINERGY CANADA, INC.

                                    By: __________________________
                                        Acting Treasurer

                                    CINERGY CAPITAL & TRADING, INC.

                                    By___________________________
                                        Treasurer

                                    CINERGY-CADENCE, INC.

                                    By___________________________
                                        Treasurer

                                    CINERGY-CENTRUS, INC.

                                    By___________________________
                                        Treasurer

                                    CINERGY-CENTRUS COMMUNICATIONS, INC.

                                    By: _____________________________
                                        Treasurer

                                    CINERGY CORP.

                                    By_______________________________
                                        Treasurer


                                    CINERGY ENERGY SOLUTIONS, INC.
                                    By:  _______________________
                                        Treasurer

                                    CINERGY EPCOM LLC

                                    By_______________________________
                                        Treasurer

                                    CINERGY EPCOM COLLEGE PARK LLC

                                    By__________________________
                                        Treasurer

                                    CINERGY E-SUPPLY NETWORK, LLC

                                    By:  _________________________
                                        Treasurer

                                    CINERGY ENGINEERING, INC.

                                    By:  __________________________
                                        Treasurer

                                    CINERGY GASCO SOLUTIONS, LLC

                                    By:  __________________________
                                        Treasurer

                                    CINERGY GLOBAL CHANDLER HOLDING, INC.

                                    By_____________________________
                                        Treasurer

                                    CINERGY GLOBAL CHANDLER I, INC.

                                    By:  ____________________________
                                        Treasurer

                                    CINERGY GLOBAL ELY, INC.

                                    By_____________________________
                                        Vice President


                                    CINERGY GLOBAL FOOTE CREEK IV, INC.

                                    By______________________________
                                        President

                                    CINERGY GLOBAL HOLDINGS, INC.

                                    By______________________________
                                        Vice President

                                    CINERGY GLOBAL ONE, INC.

                                    By_______________________________
                                        Vice President

                                   CINERGY GLOBAL PEETZ TABLE I, INC.

                                    By______________________________
                                        Treasurer

                                    CINERGY GLOBAL POWER, INC.

                                    By______________________________
                                        Treasurer

                                    CINERGY GLOBAL POWER SERVICES LIMITED
                                    (formerly MPI International Limited)

                                    By_______________________________
                                        Assistant Treasurer

                                    CINERGY GLOBAL RESOURCES, INC.

                                    By:  _____________________________
                                        Treasurer

                                    CINERGY GLOBAL TRADING LIMITED

                                    By: _________________________
                                        Director

                                    CINERGY HOLDINGS B. V.

                                    By_____________________________
                                        Director


                                    CINERGY INVESTMENTS, INC.

                                    By:  _____________________________
                                        Treasurer

                                    CINERGY MARKETING & TRADING, LP
                                    (formerly Cinergy Marketing & Trading, LLC)

                                    By_____________________________
                                        President

                                    CINERGY ONE, INC.

                                    By:  _____________________________
                                        Treasurer

                                    CINERGY ORIGINATION & TRADE, LLC

                                    By________________________
                                        Acting Treasurer

                                    CINERGY POWER GENERATION SERVICES, LLC

                                    By:  __________________________
                                        Treasurer

                                    CINERGY POWER INVESTMENTS, INC.

                                    By:  ____________________________
                                        Treasurer

                                    CINERGY SERVICES, INC.

                                    By_______________________________
                                        Treasurer

                                    CINERGY SOLUTIONS, INC.

                                    By______________________________
                                        Treasurer

                                    CINERGY SOLUTIONS HOLDING COMPANY, INC.
                                    (formerly Cinergy Solutions, Inc.)

                                    By:  ____________________________
                                        Treasurer

                                    CINERGY SOLUTIONS OF TUSCOLA, INC.

                                    By:  _____________________________
                                        Treasurer

                                    CINERGY SOLUTIONS PARTNERS, LLC

                                    By_______________________________
                                        Treasurer

                                    CINERGY SUPPLY NETWORK, INC.

                                    By:  ____________________________
                                        Treasurer

                                    CINERGY TECHNOLOGIES, INC.
                              (formerly Cinergy Ventures Holding Company, Inc.)

                                    By:  _____________________________
                                        Treasurer

                                    CINERGY TECHNOLOGY, INC.

                                    By:  ______________________________
                                        Treasurer

                                    CINERGY TELECOMMUNICATIONS HOLDING CO., INC.
                                   (formerly Cinergy Communications, Inc.)

                                    By_____________________________
                                        Treasurer

                                    CINERGY TRANSPORTATION, LLC

                                    By:  ___________________________
                                        Treasurer


                                    CINERGY TWO, INC.

                                    By________________________________
                                        Treasurer

                                    CINERGY UK, INC.

                                    By: _______________________________
                                        Treasurer

                                    CINERGY VENTURES, LLC

                                    By:  ________________________________
                                        Treasurer

                                    CINERGY VENTURES II, LLC

                                    By_________________________________
                                        Treasurer

                                    CINERGY WHOLESALE ENERGY, INC.

                                    By________________________________
                                        Treasurer

                                    CINPOWER I, LLC

                                    By:  ________________________________
                                        Treasurer

                                    CINTEC LLC
                                    (formerly CinTech LLC)

                                    By__________________________
                                        Treasurer

                                    CINTEC I LLC
                                    (formerly CinTech I LLC)

                                    By____________________________
                                        Treasurer


                                    CSGP OF SOUTHEAST TEXAS, LLC

                                    By:  ________________________
                                        Treasurer

                                    ENERGY EQUIPMENT LEASING LLC

                                    By____________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    EVENT RESOURCES I LLC.
                                    (formerly Event Capital I LLC)

                                    By:  ____________________________
                                        Treasurer

                                    GREEN POWER G.P., LLC

                                    By: _____________________________
                                        Authorized Representative

                                    GREEN POWER HOLDINGS, LLC

                                    By: ______________________________
                                        Authorized Representative

                                    GREEN POWER LIMITED, LLC

                                    By_______________________________
                                        Authorized Representative

                                    KO TRANSMISSION CO.

                                    By:  ________________________________
                                        Treasurer

                                    LANSING GRAND RIVER UTILITIES, LLC

                                    By:  ____________________________
                                        Treasurer

                                    LATTICE COMMUNICATIONS, LLC

                                    By_______________________________
                                        Treasurer


                                    MIDLANDS HYDROCARBONS (BANGLADESH)
                                    LIMITED

                                    By:  ______________________________
                                        Director

                                    MORAVSKE TEPLARNY, a.s.

                                    By:  ________________________________
                                        Chairman of the Board of Directors

                                    CINERGY ZAMBIA B.V.
                                    (formerly MPII (ZAMBIA) B. V. )

                                    By___________________________________
                                        Director  "A"

                                    OKLAHOMA ARCADIAN UTILITIES, LLC

                                    By__________________________________
                                        Treasurer

                                    OWINGS MILLS ENERGY EQUIPMENT
                                            LEASING, LLC

                                    By: _________________________________
                                        Executive Vice President and Chief
                                        Operating Officer

                                    RELIANT SERVICES, LLC

                                    By___________________________________
                                        Chair

                                    CINERGETIKA U/L a.s.
                                    (formerly SETUZA energetika, a.s.)

                                    By:  __________________________________
                                        Chairman of the Board of Directors

                                    SHREVEPORT RED RIVER UTILITIES, LLC

                                    By:  _________________________________
                                        Treasurer


                                    SOUTH CONSTRUCTION COMPANY, INC.

                                    By: ____________________________
                                        Treasurer

                                    SOUTH HOUSTON GREEN POWER, L.P.
                                    (formerly Green Power, L.P.)
                                (By: Green Power G.P., LLC its general partner)

                                    By______________________________
                                        Authorized Representative

                                    ST. PAUL COGENERATION LLC

                                    By_______________________________
                                        Treasurer

                                    SYNCAP II, LLC

                                    By_________________________________
                                        Treasurer

                                    TCS-USFOS OF LANSING LLC

                                    By_________________________________
                                        Treasurer

                                    TRI-STATE IMPROVEMENT CO.

                                    By___________________________________
                                        Treasurer

                                    TRIGEN-CINERGY SOLUTIONS LLC

                                    By:  __________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    TRIGEN-CINERGY SOLUTIONS OF ASHTABULA LLC

                                    By:  __________________________________
                                        Treasurer

                                    CINERGY SOLUTIONS OF BOCA RATON LLC
                           (formerly Trigen-Cinergy Solutions of Boca Raton LLC)

                                    By___________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    CINERGY SOLUTIONS OF CINCINNATI LLC
                           (formerly Trigen-Cinergy Solutions of Cincinnati LLC)

                                    By:  __________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    TRIGEN-CINERGY SOLUTIONS OF LANSING LLC

                                    By_____________________________________
                                        Treasurer

                                    TRIGEN-CINERGY SOLUTIONS OF ORLANDO LLC

                                    By________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    TRIGEN - CINERGY SOLUTIONS OF OWINGS
                                    MILLS LLC

                                    By__________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    TRIGEN-CINERGY SOLUTIONS OF ROCHESTER LLC

                                    By___________________________________
                                        Treasurer

                                    TRIGEN-CINERGY SOLUTIONS OF SILVER GROVE LLC

                                    By____________________________________
                                        Treasurer

                                    CINERGY SOLUTIONS OF ST PAUL LLC
                            (formerly Trigen-Cinergy Solutions of St. Paul LLC)

                                    By:  _____________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    TRIGEN-CINERGY SOLUTIONS OF TUSCOLA LLC

                                    By:  ______________________________________
                                        Executive Vice President and
                                        Chief Operating Officer

                                    VESTAR, INC.
                                    (formerly Cinergy Business Solutions, Inc.)

                                    By:  ___________________________________
                                        Treasurer

                                    CST LIMITED, LLC

                                    By:  _________________________________
                                        Acting Treasurer

                                    CST GREEN POWER, L.P.

                                    By_____________________________________
                                        Acting Treasurer

                                    CST GENERAL, LLC

                                    By:  ________________________________
                                        Acting Treasurer

                                    CSGP LIMITED, LLC

                                    By:  __________________________________
                                        Acting Treasurer

                                    CSGP SERVICES, L.P.

                                    By__________________________________
                                        Acting Treasurer

                                    CSGP GENERAL, LLC

                                    By:  __________________________________
                                        Acting Treasurer

                                    CINERGY SOLUTIONS OF PHILADELPHIA, LLC

                                    By:  __________________________________
                                        Acting Treasurer

                                    TRIGEN-CINERGY SOLUTIONS OF SAN DIEGO, LLC

                                    By_____________________________________
                                        Secretary


                                    TRIGEN-CINERGY SOLUTIONS OF THE
                                    SOUTHEAST LLC

                                    By________________________________
                                        Secretary

                                    OHIO RIVER VALLEY PROPANE, LLC
                                    (formerly Cinergy Propane)

                                    By__________________________________
                                        Acting Treasurer

                                    CINERGY RETAIL POWER LIMITED, INC.

                                    By:  __________________________________
                                        Acting Treasurer

                                    CINERGY RETAIL POWER GENERAL, INC.

                                    By:  __________________________________
                                        Acting Treasurer

                                    CINERGY RETAIL POWER, L.P.

                                    By_____________________________________
                                        Acting Treasurer

                                    DELTA TOWNSHIP UTILITIES, LLC

                                    By:  ________________________________
                                        Secretary

                                    CPI ALLOWANCE MANAGEMENT, LLC

                                    By:  ______________________________
                                        Acting Treasurer

                                    CPI INVESTMENTS, LLC

                                    By:  ________________________________
                                        Acting Treasurer

                                    CINERGY LIMITED HOLDINGS, LLC

                                    By___________________________________
                                        Acting Treasurer

                                    CINERGY GENERAL HOLDINGS, LLC

                                    By____________________________________
                                        Acting Treasurer

                                    CINERGY RECEIVABLES COMPANY LLC

                                    By___________________________________
                                        Secretary

                                    CINFUEL RESOURCES, INC.

                                    By:  _________________________________
                                        Vice President and Comptroller

                                    LH1, LLC

                                    By:  ___________________________________
                                        Vice President and Comptroller

                                    Kentucky Data Link, Inc.

                                    By____________________________________
                                        President

                                    Cinergy Telecommunication Networks -
                                            Indiana, Inc.

                                    By___________________________________
                                        President

                                    Cinergy Telecommunication Networks -
                                            Ohio, Inc.

                                    By__________________________________
                                        President

                                    Cinergy Telecommunication Networks -
                                    Kentucky, Inc.

                                    By__________________________________
                                        President

                                    QCC, Inc.

                                    By___________________________________
                                        President

                                    Q-Comm Corporation

                                    By_________________________________
                                        President

                                    OAK MOUNTAIN PRODUCTS, LLC

                                    By:  _________________________________
                                        Secretary

                                    CINERGY SOLUTIONS OPERATING SERVICES OF
                                    LANSING, LLC

                                    By_____________________________________
                                        Secretary

                                    CINERGY SOLUTIONS OPERATING SERVICES OF
                                    SHREVEPORT, LLC

                                    By:  ______________________________
                                        Secretary

                                    CINERGY SOLUTIONS OPERATING SERVICES OF
                                            OKLAHOMA, LLC

                                    By:  _________________________________
                                        Secretary

                                    CINERGY SOLUTIONS OF NARROWS, LLC

                                    By:  __________________________________
                                        Assistant Secretary

                                    CINERGY SOLUTIONS OF ROCK HILL, LLC

                                    By:  __________________________________
                                        Assistant Secretary

                                    CINERGY SOLUTIONS OF ST. BERNARD, LLC

                                    By:  _______________________________
                                        Assistant Secretary


                                    CINERGY CLIMATE CHANGE INVESTMENTS, LLC

                                    By:  _______________________________
                                        Assistant Secretary

                                    CINERGY BROADBAND, LLC

                                    By:  _______________________________
                                        Assistant Secretary

                                    CINERGY RETAIL SALES, LLC

                                    By___________________________________
                                        Assistant Secretary

                                    CINERGY SOLUTIONS OF MONACA, LLC

                                    By________________________________
                                        Assistant Secretary

                                    CINTEC II LLC

                                    By________________________________
                                        Assistant Secretary

                                    CINERGY MEXICO GENERAL, LLC

                                    By:  _______________________________
                                        Assistant Secretary

                                    CINERGY MEXICO LIMITED, LLC

                                    By: _______________________________
                                        Assistant Secretary

                                    CINERGY MEXICO HOLDINGS, LP
                          (By: Cinergy Mexico General, LLC its general partner)

                                    By: ___________________________________
                                        Assistant Secretary

                                    CINERGY MEXICO MARKETING & TRADING, LLC

                                    By:  ___________________________________
                                        Assistant Secretary


                                    CINERGY SOLUTIONS OF SAN DIEGO, INC.
                                 (formerly Cinergy Solutions of San Diego, LLC)

                                    By:  _____________________________________
                                        Assistant Secretary



                                  Appendix A to
                          Nonutility Service Agreement


                             DESCRIPTION OF SERVICES
                    AND DETERMINATION OF CHARGES FOR SERVICES


 I. The Service Company will maintain an accounting system for accumulating all costs on an activity, project, program, work order or other appropriate basis. To the extent practicable, time records of hours worked by Service Company employees will be kept by activity, project, program or work order. Charges for salaries will be determined from such time records and will be computed on the basis of employees' effective hourly rates, including the cost of fringe benefits and payroll taxes. Records of employee-related expenses and other indirect costs will be maintained for each functional group (a "Function") within the Service Company. Where identifiable to a particular activity, project, program or work order, such indirect costs will be directly assigned to such activity, project, program or work order. Where not identifiable to a particular activity, project, program or work order, such indirect costs within a Function will be allocated in relationship to the directly assigned costs of the Function. For purposes of this Appendix A, any costs not directly assigned by the Service Company will be allocated monthly.

II. Service Company costs accumulated for each activity, project, program or work order will be directly assigned, distributed or allocated to the Client Companies or other Functions within the Service Company as follows:

         1. Costs accumulated in an activity, project, program or work order for services specifically performed for a single Client Company or Function will be directly assigned and charged to such Client Company or Function.

         2. Costs accumulated in an activity, project, program or work order for services specifically performed for two or more Client Companies or Functions will be distributed among and charged to such Client Companies or Functions. The appropriate method of distribution will be determined by the Service Company on a case-by-case basis consistent with the nature of the work performed. The distribution method will be provided to each such affected Client Company or Function.

         3. Costs accumulated in an activity, project, program or work order for services of a general nature which are applicable to all Client Companies or Functions or to a class or classes of Client Companies or Functions will be allocated among and charged to such Client Companies or Functions by application of one or more of the allocation ratios enumerated in Section III.

III. Costs accumulated in an activity, project, program or work order for services of a general nature which are applicable to all Client Companies or Functions or to a class or classes of Client Companies or Functions will be allocated among and charged to such Client Companies or Functions by application of one or more of the following allocation ratios:

         1. Revenues: A ratio based on total revenues for the immediately preceding 12 calendar months, the numerator of which is for a Client Company or Service Company Function and the denominator of which is for all Client Companies and/or the Service Company. This ratio will be determined annually or at such time as may be required due to a significant change.

         2. Employees. A ratio based on the total number of employees at the end of each month for the immediately preceding 12 calendar months, the numerator of which is for a Client Company or Service Company Function and the denominator of which is for all Client Companies and/or the Service Company. This ratio will be determined annually or at such time as may be required due to a significant change.

         3. Construction Expenditures. A ratio based on total construction expenditures for the immediately preceding 12 calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies. This ratio will be determined annually or at such time as may be required due to a significant change.

         4. CPU Seconds. A ratio based on the total number of central processing unit seconds expended to execute mainframe computer software applications for the immediately preceding 12 calendar months, the numerator of which is for a Client Company or Service Company Function and the denominator of which is for all Client Companies and/or the Service Company. This ratio will be determined annually or at such time as may be required due to a significant change.

IV. A general description of each Function's activities is set forth below.

         1.       INFORMATION SYSTEMS

         Provides communications and electronic data processing services. Examples of activities include development and support of mainframe computer software applications; procurement and support of personal computers and related network and software applications; operation of data center; and installation and operation of communications systems.

         2.       METERS AND TRANSPORTATION

Procures and maintains meters, vehicles and similar equipment for Client Companies. Assists Client Companies in rendering purchasing, construction, installation, inspection, maintenance, repair and related services in respect of customer-owned meters, vehicle fleets and similar equipment.

         3.       HUMAN RESOURCES

         Establishes and administers policies and supervises compliance with legal requirements in areas of employment, compensation, benefits and employee health and safety. Processes payroll and employee benefit payments. Supervises contract negotiations and relations with labor unions.

         4.       FACILITIES

         Operates and maintains office and service buildings. Provides security and housekeeping services for such buildings and procures office furniture and equipment.

         5.       ACCOUNTING

         Maintains books and records of Cinergy Corp. and its affiliates, prepares financial and statistical reports, processes payments to vendors, prepares tax filings and supervises compliance with tax and other similar laws and regulations.

         6.       PUBLIC AFFAIRS

         Prepares and disseminates information to employees, customers, government officials, communities and media. Provides graphics, reproduction lithography, photography and video services.

         7.       LEGAL

         Renders services relating to labor and employment law, litigation, contracts, rates and regulatory affairs, environmental matters, financing, financial reporting, real estate and other legal matters.

         8.       FINANCE

         Renders services to Client Companies with respect to investments, financing, cash management, risk management, claims, fire prevention, etc. Prepares reports to SEC, budgets, financial forecasts, economic analyses and other similar finance-related documents. Assists Client Companies in rendering financial-related services to customers, such as development and implementation of "shared savings" arrangements, and in providing financing options to customers (loans, leases, etc.) principally in connection with sales of Client Company goods and services.

         9.       INTERNAL AUDIT

         Reviews internal controls and procedures to ensure that assets are safeguarded and that transactions are properly authorized and recorded.

         10.      INVESTOR RELATIONS

         Provides communications to investors and financial community, performs transfer agent and shareholder record-keeping functions, administers stock plans and performs stock-related regulatory reporting.

         11.      STRATEGIC PLANNING

         Assists in development of business plans; monitoring of trends; gathering and evaluation of information with respect to competitors and customers; evaluation of business opportunities; related strategic matters.


         12.      EXECUTIVE

         Provides general administrative and executive management services.

         13.      ENERGY-RELATED FACILITY MAINTENANCE

         Assists Client Companies in rendering maintenance and related consulting services in respect of customer-owned utility assets (generation, transmission/transportation and distribution facilities) and other energy-related facilities and equipment, such as cogeneration facilities, fuel systems, chilled/hot water systems, fiber optic/telecommunications facilities, outdoor and street lighting systems, etc. To the extent Client Companies themselves own any such facilities and equipment, such maintenance services may also be provided to any such Client Company.

         14.      ENGINEERING AND CONSTRUCTION

         Assists Client Companies in rendering engineering and construction and related consulting services in respect of customer-owned utility assets (generation, transmission/transportation and distribution facilities) and other energy-related facilities and equipment, such as cogeneration facilities, fuel systems, chilled/hot water systems, fiber optic/telecommunications facilities, outdoor and street lighting systems, etc. To the extent Client Companies themselves own any such facilities and equipment, such engineering and construction services may also be provided to any such Client Company.

         15.      MARKETING AND CUSTOMER RELATIONS

         Assists Client Companies in designing, implementing and promoting products and services to potential customers and in administering business relationships with existing customers. Activities include assisting Client Companies in connection with (1) advertising, (2) making initial contacts with and designing specific proposals for potential customers; (3) administering business relationships with customers including bill processing and payment collection; and (4) operation of telephone call centers with respect to foregoing matters.

         16.      MATERIALS MANAGEMENT

         Provides services in connection with procurement of materials and contract services and management of materials and supply inventories.

         17.      FUELS

         Assists Client Companies in procuring fuel supplies (coal, steam, fuel oil, gas, etc.) for customers and, where applicable, Client Companies themselves.

         18.      ENVIRONMENTAL AFFAIRS

         Assists Client Companies in providing energy-related environmental services (compliance, studies, testing, licensing, monitoring, employee training, etc.) to customers. Where applicable, such services also provided to Client Companies themselves.

         19.      RATES

         Assists Client Companies in connection with customer rate negotiations and risk analysis with respect to utility service.

         20.      RIGHTS OF WAY

         Assists in purchase/sale, surveying and recording of interests in real estate, both for Client Companies themselves and customers thereof.

         21.      ENERGY-RELATED SYSTEM OPERATIONS

         Assists Client Companies in rendering operational and related consulting services in respect of customer-owned utility assets (generation, transmission/transportation and distribution facilities) and other energy-related facilities and equipment, such as cogeneration facilities, fuel systems, chilled/hot water systems, fiber optic/telecommunications facilities, outdoor and street lighting systems, etc. To the extent Client Companies themselves own any such facilities and equipment, such operational services may also be provided to any such Client Company. This function also includes assistance with respect to matters relating to disposal of associated by-products.